UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

GameStop Corp.

(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051

(817) 424-2000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 10, 2019, GameStop Corp., a Delaware corporation (the “Company”), announced that it intends to commence a “modified Dutch auction” self-tender offer to purchase up to 12,000,000 of its shares of Class A common stock (“Common Stock”), or such lesser number of its shares of Common Stock as are properly tendered and not properly withdrawn, at a purchase price of not greater than $6.00 and not less than $5.20 per share, net to the tendering stockholder in cash (the “Offer”). The Offer is expected to commence on June 11, 2019 and expire at 5:00 p.m., New York City time, on July 10, 2019, unless extended.

Attached as Exhibit 99.1, and incorporated by reference herein, is a copy of the Company’s press release dated June 10, 2019 announcing the Company’s intention to commence the Offer.

Tender Offer Statement

This communication is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of Common Stock. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related materials, will be filed with the Securities and Exchange Commission (the “SEC”) by the Company. The solicitation and offer to buy shares of Common Stock will only be made pursuant to the offer to purchase, the letter of transmittal and the related materials that the Company will file as part of the Schedule TO. Shareholders should carefully read those materials when they are available because they will contain important information, including the various terms and conditions of the Offer. Neither the Company nor its directors make any recommendation as to whether to tender shares or as to the price at which to tender them. Shareholders may obtain free copies, when available, of the tender offer statement on Schedule TO, the offer to purchase, the letter of transmittal and the related materials that will be filed by the Company with the SEC at the commission’s website at www.sec.gov. Once the tender offer is commenced, shareholders also may obtain a copy of these documents, without charge, from the investor relations section of the Company’s website: www.gamestop.com or from the information agent for the tender offer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated June 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: June 10, 2019	By:	/s/ James A. Bell
	Name:	James A. Bell
	Title:	Executive Vice President and Chief Financial Officer